Leases	12 Months Ended
Dec. 31, 2015
Leases

Note 22. Leases

The Company has long-term leases for three retail branches and office equipment. Lease expense for 2015 and 2014 was $168 thousand and $103 thousand, respectively. Pursuant to the terms of these leases, the following is a schedule, by year, of future minimum lease payments required under the long-term non-cancelable lease agreements (in thousands).

2016	$163
2017	115
2018	83
2019	28
2020	—
Thereafter	—

$389